Exhibit 10.21

SECOND AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of March 4, 2025 (the “Amendment Effective Date”), by and between 908 Devices Inc., a Delaware corporation (the “Company”), and Kevin J. Knopp, Ph.D. (the “Executive” and, together with the Company, the “Parties”).

Whereas, the Company and Executive entered into that certain Executive Employment Agreement (the “Agreement”) dated as of December 22, 2020;

Whereas, the Company and Executive entered into that certain First Amendment to Executive Employment Agreement (the “First Amendment”) dated as of August 3, 2023;

Whereas, the Parties desire to amend Section 6(a)(iii) of the Agreement in the manner reflected herein;

Whereas, the Compensation Committee of the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein; and

Whereas, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Now Therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:

1. Section 6(a)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii)the Company shall pay you a lump sum in cash in an amount equal to one (1) times the sum of: (A) your then current Base Salary (or your Base Salary in effect immediately prior to the Change in Control, if higher), plus (B) your then current Target Bonus (or your Target Bonus in effect immediately prior to the Change in Control, if higher).

2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment to Executive Employment Agreement effective as of the Amendment Effective Date.

908 DEVICES INC.

/s/ Michael S. Turner

By:

Name: Michael S. Turner
Title: Chief Legal and Administrative Officer

Date: March 4, 2025

EXECUTIVE

/s/ Kevin J. Knopp, Ph.D.

Kevin J. Knopp, Ph.D.

Date: March 4, 2025